UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2014

DIALOGIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33391	94-3409691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Gatehall Drive Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	Zip Code

(973) 967-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 10, 2014, Dialogic Inc., a Delaware corporation (“Dialogic”), and Novacap TMT, a Canadian private equity firm (“Novacap”), issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notice to Investors about the Offer

The tender offer described in this report and the press release attached hereto has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Dialogic’s common stock will be made pursuant to an offer to purchase and related materials that Dialogic Merger Inc., a Delaware corporation and an affiliate of Novacap (“Sub”), intends to file with the SEC. At the time the tender offer is commenced, Sub will file a tender offer statement on Schedule TO with the SEC, and thereafter Dialogic will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION / RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER. These materials will be sent free of charge to all stockholders of Dialogic when available. In addition, these materials (and all other materials filed by Dialogic with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by contacting Novacap by mail at Novacap TMT, Attn: David Lewin, 375 Roland Therrien Blvd. Suite 210, Longueuil, Quebec, Canada J4H 4A6. Investors and security holders may also obtain free copies of the documents filed by Dialogic with the SEC by contacting Dialogic by mail at Dialogic Inc., Attn: Investor Relations, 4 Gatehall Drive, Parsippany, NJ 07054 or by telephone at (973) 967-6425.

Forward-Looking Statements

This report and the press release attached hereto contains “forward-looking statements” within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, including all statements regarding the intent, belief or current expectation of Dialogic and members of its senior management team. These forward-looking statements involve significant risks and uncertainties, including those discussed below and others that can be found in Dialogic’s Annual Report on Form 10-K for the year ended December 31, 2013, in Dialogic’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and any subsequent reports from Dialogic on Form 10-Q and Form 8-K. Dialogic is providing this information as of the date of this report and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. Forward-looking statements can be identified by the use of words such as “will,” “could,” “should,” “may,” “anticipate,” “expect,” “intend,” “estimate,” “believe,” “project,” “plan,” “potential,” “continue,” or other similar expressions. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities, and the outlook for Dialogic’s businesses, performance and opportunities; the expected timing of the completion of the transactions contemplated by the merger agreement described in the press release attached hereto; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties regarding Novacap’s and Dialogic’s ability to integrate successfully; uncertainties as to the timing of the tender offer and subsequent short form merger; the possibility that competing offers will be made; the failure to complete the tender offer or the short form merger in the timeframe expected by the parties or at all; the possibility that various closing conditions for the transactions may not be satisfied or waived; Dialogic’s ability to maintain relationships with employees, customers, or suppliers; Dialogic’s ability to control operating expenses and costs; and the challenge of maintaining Dialogic’s competitive position. These and other risks are more fully described in Dialogic’s filings with the SEC.

All forward-looking statements speak only as of the date they were made. None of Dialogic, Novacap, Sub, nor any of their affiliates undertakes any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release Issued by Dialogic and Novacap dated October 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2014	DIALOGIC INC.

	By:	/s/ Anthony Housefather
Anthony Housefather
EVP Corporate Affairs and General Counsel